SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2017

BLACKROCK PETROLEUM COMPANY.

(Exact name of registrant as specified in its charter)

Nevada	000-55281	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1361 Peltier Drive Point Roberts, Washington	98281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 783-9664

__________________ _________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Filing Dated February 26, 2017

 As of February 1st, 2017 Malone Bailey is no longer engaged as the Auditor for the Company.  Subsequently, the 10Q and 10K filing dated January 26, 2017 have not been reviewed by an Independent Accountant and was inadvertently filed in error. The Company is actively seeking a new independent audit firm at which time the company will re-submit an amended 10Q/A and 10K/A.

The reports of Malone Bailey, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital. The decision to seek new independent accountants was approved by our sole Director on February 1st , 2017.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Malone Bailey, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Petroleum Company.

/s/ Zoltan Nagy

Zoltan Nagy

Chief Executive Officer

Date: February 23, 2017

February 26, 2017

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

The Company filed the April 30, 2016 FORM 10-K and July 31, 2016 FORM 10-Q on January 26, 2017;  as well as the Company filed a FORM 10-K/A and FORM 10-Q/A for these periods on February 2, 2017.

MaloneBailey had not given approval for these filings and as such the Company is to file a FORM 10-K/A removing MaloneBailey’s audit opinion and adding an Explanatory paragraph to the April 30, 2016 FORM 10-K/A noting that the FORM 10-K filed on 1/26/17 and FORM 10-K/A filed 2/2/17 for the year ended April 30, 2016  were not audited by MaloneBailey, LLP. and  the Company is to seek audits by an Independent Registered Public Accounting Firm.

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

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